Exhibit 10.11

CARDIMA, INC.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter "Subscriber") hereby confirms his/her/its subscription for the purchase of shares of common stock, par value $0.001 per share, ("Shares") of Cardima Inc., a Delaware corporation (the "Company"), on the terms described below.
In connection with this subscription, Subscriber and the Company agree as follows: Purchase and Sale of the Shares.

(a) The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company  6,666,666 Shares at a price equal to $0.60 per Share (the "Share Price") for the aggregate subscription amount set forth on the signature page hereto. For every twenty (20) Shares purchased by Subscriber, the Company will issue to Subscriber a warrant ("Warrant") to purchase three (3) shares of the common stock of the Company, par value $0.001 per share ("Warrant Shares"). The exercise price of each Warrant shall be $0.65. Each Warrant shall be exercisable commencing six (6) months after the date of issuance and expiring on the Expiration Date, as more fully described in the Warrant. Further, in accordance with the terms of the Warrant, the number of Warrant Shares subject to purchase shall be permanently reduced on a share-for-share basis by the number of shares of common stock and other Company securities (including short sales and sales or purchases of derivative securities) sold by Subscriber during such six (6) month period after the date of issuance. The Warrants are subject to a forced exercise by the Company at a price of $0.001 per Warrant Share upon notice to record holders of the Warrants, as more fully described in the Warrant and accompanying documents. The Warrants are also subject to a mandatory exchange or termination in the case of certain reorganizations, mergers, or divestitures. The form of Warrant is as annexed hereto as Exhibit A. Upon acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber a stock certificate and a Warrant evidencing the applicable number of Shares and Warrant Shares subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below).

(b) Subscriber hereby agrees to pay the aggregate purchase price (the "Purchase Price") set forth on the signature page hereof required to purchase the Shares and Warrant subscribed for hereunder, which amount has been paid in U.S. Dollars by cash, wire transfer or check. The wiring instructions are set forth on the signature pages.

(c) Subscriber understands and acknowledges that this subscription is part of a private placement by the Company of up to the maximum of 16,000,000 Shares and 2,400,000 Warrant Shares (the "Maximum Offering"). If this subscription is not accepted, whether in whole or in part, or if the Company chooses to forego the private placement, the subscription funds held by the Company will be returned to the investor (in whole or in part, as appropriate) without interest or deduction.

2.            Covenants, Representations and Warranties of Subscriber. Subscriber covenants with, represents and warrants to, the Company and the Placement Agent as follows:

(a) The Confidential Purchaser Questionnaire, in the form attached hereto as Exhibit B, completed by the Subscriber and submitted to the Company is, as of the date thereof, true, complete, and correct in all respects.

(b) Subscriber is an "accredited investor" as defined by Rule 501 under the Securities Act of 1933, as amended (the "Act"), and Subscriber is capable of evaluating the merits and risks of Subscriber's investment in the Company and has the capacity to protect Subscriber's own interests.

(c) Subscriber understands that the securities being subscribed to under this Subscription Agreement (the "Securities") are not presently registered. Subscriber further understands the Company may require the Subscriber (or holder of the Warrant) to exercise the Warrant at such time and upon the terms as described in the Warrant and that the required exercise by the Company may occur at time when the Subscriber (or holder of the Warrant) may be unable, due to his own personal financial condition, to exercise the Warrant.

(d) Subscriber acknowledges and understands that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder, and applicable state securities laws.

(e) Subscriber acknowledges the Securities must be held indefinitely until an exemption from registration is available. Subscriber is aware of the provisions of Rule 144 and Rule 144(b) promulgated under the Act which permit limited resale of common stock purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the common stock, the availability of certain current public information about the Company, the resale occurring not less than six months after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares of common stock being sold during any three-month period not exceeding specified limitations.

(f) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company's business, management and financial affairs with the Company's management or any person acting on its behalf. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review: (i) copies of all of the Company's publicly available documents, and (ii) all information, both written and oral, it desires with respect to the Company's business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on Subscriber's own knowledge and understanding of the Company and its business based upon Subscriber's own due diligence investigations and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Subscriber has not relied on any other representations or information.

(g) Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber's obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(h) Subscriber has carefully considered and has discussed with the Subscriber's professional legal, tax, accounting and financial advisors, to the extent Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber's particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber. Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber's own tax liabilities which may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(i) Neither this Subscription Agreement nor the Confidential Purchaser Questionnaire contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(j) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber's properties before any court or governmental agency (nor, to Subscriber's knowledge, is there any threat thereof) which would impair in any way Subscriber's ability to enter into and fully perform Subscriber's commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(k) The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Securities will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber's articles of incorporation or bylaws, if applicable, or any of Subscriber's material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.

(1) Subscriber acknowledges the Securities are speculative and involve a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.

(m) Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

(n) Subscriber is aware the Securities are and will be, when issued, "restricted securities" as that term is defined in Rule 144 of the general rules and regulations under the Act.

(o) Subscriber understands any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefore shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

(p) Because of the restrictions imposed on resale, Subscriber understands the Company shall have the right to note stop-transfer instructions in its stock transfer records to prohibit transfer in violation with this Subscription Agreement or with applicable securities laws, and Subscriber has been informed of the Company's intention to do so. Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.

(q) Subscriber represents: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

(r) Subscriber further represents the address set forth in the Confidential Purchaser Questionnaire is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber's own account and not, in whole or in part, for the account of any other person; and Subscriber has not formed any entity for the purpose of purchasing the Securities.

(s) Subscriber understands the Company shall have the unconditional right to accept or reject each subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber's funds). No subscription will be binding upon any company until accepted by an authorized officer of the Company. In the event the subscription is rejected, Subscriber's subscription funds will be returned without interest thereon or deduction therefrom.

(t) Subscriber represents that Subscriber is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

(u) Subscriber has carefully read this Subscription Agreement and the Warrant, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Subscription Agreement.

(v) Subscriber represents and warrants, to the best of its knowledge, that other than the placement agent, if any, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

(w) If Subscriber is a trust, this investment, together with all other securities of the

Company held by the trust, does not exceed 10% of the trust assets.

(x) Regulation S. The Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person. The Subscriber is not a U.S. Person. The Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons. The Subscriber acknowledges that the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of the Securities pursuant to registration of the Securities pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein.

3.            Covenants, Representations and Warranties of the Company. The Company covenants with, and represents and warrants to, Subscriber as follows:

(a) The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware.

(b) The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement and the Warrant.

(c) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement and the Warrant by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement and the Warrant. This Subscription Agreement and the Warrant have been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

(d) To its best knowledge, the Company has not infringed, is not infringing, nor has received notice of any claim that the Company has infringed with respect to asserted intellectual property rights (including, without limitation, copyright, patent, trademark, trade dress, service mark and any other intellectual property rights) of others. To the best knowledge of the Company, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, materially infringe upon any like right of any other person or entity. The Company: (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions of any kind whatsoever, sufficient patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, and (ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise. The Company has direct ownership of title to all its intellectual property (including all United States and foreign patent applications and patents), other proprietary rights, confidential information and know-how; owns all the rights to its intangibles assets as are currently used in or have potential for use in its business.

(e) The Shares and Warrant Shares to be issued and sold to the undersigned as provided in this Subscription Agreement have been duly authorized and when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable. The Warrants are exercisable for shares of the common stock of the Company, par value $0.001 per share, and these shares of common stock issuable upon exercise of the Warrants have been duly authorized and when issued and delivered upon exercise and due payment therefor will be validly issued, fully paid and non-assessable and there are no preemptive or other rights to subscribe for or to purchase, no encumbrances or liens, nor any restriction upon the voting or transfer of, any shares of common stock issuable to Subscriber (whether issued directly as part of the Shares or upon exercise of the Warrants) pursuant to the Company's certificate of incorporation or by-laws or any agreement or other outstanding instrument to which the Company is a party or is otherwise known to the Company. The Company has reserved sufficient shares of Common Stock to be issued upon exercise of the Warrants.

The Company shall provide for the transfer, upon request of the Subscriber, or removal of any legends on the Securities, all as may be allowed in accordance with SEC Rule 144, and provide any required opinions of counsel to the Company's transfer agents, at no cost to Subscriber.

(g) As of the date of this Subscription Agreement, the Company's authorized capital stock consists of (a) 300,000,000 shares of common stock of which 116,389,966 shares are issued and outstanding and (b) 10,000,000 shares of Preferred Stock, par value $0.001 per share, of which 10,000,000 shares are designated Series A Participating Preferred Stock, of which 5,000,000 shares are issued and outstanding. All 116,389,966 shares of common stock of the Company outstanding have been duly authorized and validly issued and are fully paid and non-assessable.

(h) The Company has not taken any action inconsistent with the treatment of the sale of the Shares and Warrants as a private placement exempt from the registration requirements of the Act pursuant to the provisions of Section 4(2) thereof and Regulation D thereunder or under Regulation S. Assuming the accuracy of each Subscriber's representations and warranties, the offer, sale, and issuance by the Company of the Shares and Warrants to the Subscribers as contemplated herein constitute transactions exempt from the registration requirements of Section 5 of the Act.

(i) All Company filings with the SEC, including, without limitation, annual reports on Form 10-K[SB], quarterly reports on Form 10-Q[SB] and reports by the Company on Form 8-K (the "SEC Documents"), conform in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules, regulations and instructions of the SEC thereunder. The SEC Documents did not as of their dates contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. Except as may be indicated in the notes to the Financial Statements, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present, in all material respects, the financial position of the Company at the dates thereof and the results of its operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

(j) Except as set forth in the SEC Documents, (i) the Company has not incurred any liabilities or obligations, contingent or otherwise, that are material in the aggregate to the Company taken as a whole, except in the ordinary course of business, (ii) there has been no material adverse change in the condition or results of operations, financial or otherwise, of the Company, taken as a whole; and (iii) there are no material legal proceedings to which the Company is a party or of which property of the Company is the subject and, to the Company's knowledge, no such proceedings are contemplated by governmental authorities or others.

4.           Patriot Act Compliance. (Terms used in this section are defined in paragraph (d) below.)

To induce the Company to accept the undersigned's investment, the undersigned hereby makes the following representations, warranties and covenants to the Company:

(a) The undersigned represents and warrants that no holder of any beneficial interest in the undersigned's equity securities of the Company (each a "Beneficial Interest Holder") and, no Related Person (in the case the undersigned is an entity) is or will be:

(1)	A person or entity whose name appears on the list of specially designated nationals and blocked persons maintained by the Office of Foreign Asset Control from time to time;

(2)	A Foreign Shell Bank; or

(3)	A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.

(b) The undersigned represents that the bank or other financial institution (the "Wiring Institution") from which the undersigned's funds will be wired is located in a FATF Country.

(c)The undersigned represents that:

(1)
Neither it, any Beneficial Interest Holder nor any Related Person (in the case of the undersigned is an entity) is a Senior Foreign Political Figure, any member of a Senior Foreign Political Figure's Immediate Family or any Close Associate of a Senior Foreign Political Figure; or

(2)
Neither it, any Beneficial Interest Holder nor any Related Person (in the case the undersigned is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns.

(3)
Its investment funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an "offshore bank," or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

(d) Definitions:

Close Associate: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

FATF: The Financial Action Task Force on Money Laundering.

FATF Country: A country that is a member of FATF. As of September 1, 2003, the countries which are members of FATF are: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; Finland; France; Germany; Greece; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg;Mexico; Kingdom of the Netherlands; New Zealand; Norway; Portugal;

Singapore; South Africa; Spain; Sweden; Switzerland; Turkey; United Kingdom and United States. For a current list of FATF members see http://wwwl.oecd.org/fatf/Members_en.htm.

Foreign Bank: An organization which (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

Foreign Shell Bank: A Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

Government Entity: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

Immediate Family: With respect to a Senior Foreign Political Figure, typically includes the political figure's parents, siblings, spouse, children and in-laws.

Non-Cooperative Jurisdiction: Any foreign country or territory that has been designated as noncooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. See http://www I .oecd.org/fatf/NCCT_en.htm for FATF's list of noncooperative countries and territories.

Physical Presence: A place of business maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

Publicly Traded Company: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

Qualified Plan: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer organized in the U.S. or is a U.S. Government Entity.

Regulated Affiliate: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union or Foreign Bank.

Related Person: With respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term "Related Person" shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

Senior Foreign Political Figure: A senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of a Senior Foreign Political Figure.

USA PATRIOT Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001 (Pub. L. No. 107-56).

5.            Independent Nature of Investor's Obligations and Rights. The obligations of the Subscriber under this Agreement and any other documents delivered in connection herewith and therewith (collectively, the "Transaction Documents") are several and not joint with the obligations of any other purchaser of Shares, and the Subscriber is not responsible in any way for the performance of the obligations of any other purchaser of Shares under any Transaction Document. The decision of the Subscriber to purchase Shares pursuant to the Transaction Documents has been made by the Subscriber independently of any other purchaser of Shares. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Shares pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Shares are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Subscriber acknowledges that no other purchaser of Shares has acted as agent for the Subscriber in connection with making its investment hereunder and that no other purchaser of Shares will be acting as agent of the Subscriber in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. The Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Shares to be joined as an additional party in any proceeding for such purpose.

6.            Miscellaneous.

(a) Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber's interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b) Subscriber agrees that Subscriber cannot cancel, terminate or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber's heirs, executors, administrators, successors and permitted assigns.

(c)Subscriber has read and accurately completed this entire Subscription Agreement

(d) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(e) Subscriber acknowledges it has been advised to consult with his/her/its own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate. Subscriber understands and agrees that Subscriber has not been represented in this transaction by counsel to the Company or the Placement Agent.

(f) Any notice or other document required or permitted to be given or delivered to the Subscriber shall be in writing and sent: (i) by registered or certified mail with return receipt requested (postage prepaid) or (ii) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

47266 Benicia Street
Fremont, CA 94538
(510) 354-0300
Attn.: Robert Cheney, Chief Executive Officer

If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement or such other address as it shall have specified to the Company in writing.

(g) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(h) This Subscription Agreement shall be enforced; governed and construed in all respects in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. The Subscriber hereby irrevocably submits to the jurisdiction of any State or United States Federal court sitting in Alameda or San Francisco counties in the State of California over any action or proceeding arising out of or relating to this Subscription Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. The Subscriber further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum. The Subscriber further agrees that any action or proceeding brought against the Company shall he brought only in the State or United States Federal courts sitting in Alameda or San Francisco counties in the State of California. The Subscriber agrees to waive its right to a jury trial on any claim or cause of action based upon or arising out of this Subscription Agreement or any document or agreement contemplated hereby.

(i) If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(j) The parties understand and agree money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(k)   All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(1) This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Pages Follow]

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$4,000,000.00 ($0.60 per Share)	6,666,666
Purchase Price	Number of Shares

1,000,000
Entitled to Warrants for Number of Warrant Shares
Peter Yuan
Print or Type Name	DatePrint or Type Name (Joint-owner)

Signature	Signature (Joint-owner)

Date	(Joint-owner)

IRS Taxpayer Identification Number	IRS Taxpayer Identification Number (Joint-owner)

Address	Address (Joint-owner)

Telephone Number	Telephone Number

Fax Number	Fax Number

E-mail Address	E-mail Address

Type of Ownership
Individual
Tenants in common
Joint tenants with right of survivorship
Community property (check only if resident of community property state)
Other (please specify:___________________________)

Wiring Instructions:

TO:	BANK OF AMERICA
45786 Mission Blvd
Fremont, CA 94539
USA

ROUTING / SWIFT CODE:	BOFAUS6S

FOR CREDIT OF:	CARDIMA, INC.
47266 Benicia St.
Fremont, CA 94538
USA

CREDIT ACCOUNT #:	16621-14529

BY ORDER OF:	{NAME OF SENDER}

Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ ($0.60 per Share)
Purchase Price	Number of Shares

Entitled to Warrants for Number of Warrant Shares

($0.60 per Share) Total Purchase Price
Number of Shares

Print or Type Name of Entity

Address

 Telephone Number

Fax Number

 Email Address

Taxpayer I.D. No. (if applicable)	Date

By:
Signature: Name:	Print or Type Name and Indicate Title or Position with Entity
Title:

Signature (other authorized signatory)	Print or Type Name and Indicate Title or Position with Entity

Type of Ownership

☐ Individual
☐ Tenants in common
☐ Joint tenants with right of survivorship
☐ Community property (check only if resident of community property state)
☐    Other (please specify:_____________)

All subscriptions from partnerships, corporations, trusts or limited liability companies must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partner or members, as applicable) and trust documents evidencing the authorization and power to make the subscription.

Wiring Instructions:

TO:	BANK OF AMERICA
45786 Mission Blvd
Fremont, CA 94539
USA

ROUTING / SWIFT CODE:	BOFAUS6S

FOR CREDIT OF:	CARDIMA, INC.
47266 Benicia St.
Fremont, CA 94538
USA

CREDIT ACCOUNT #:	16621-14529

BY ORDER OF:	{NAME OF SENDER}

SUBSCRIPTION ACCEPTANCE BY CARDIMA, INC.

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

Date	By:	/s/
Name
Title

EXHIBIT A
Warrant No.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDERS) IS BOUND BY THE TERMS OF A SUBSCRIPTION AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

REDEEMABLE WARRANT TO PURCHASE SHARES

OF COMMON STOCK OF CARDIMA, INC.

This certifies that  _________________  (the "Holder"), for value received is entitled to purchase from Cardima, Inc., a Delaware corporation (the "Company"),______________________________)1 fully paid and nonassessable shares of the Company's Common Stock (the "Warrant Shares") at a price of $ 0.65 [which exercise price shall be equal to 103% of the Purchase Price] per share (the "Stock Purchase Price") at any time or from time to time on or after the Commencement Date (as defined below) up to and including 5:00 p.m. (Pacific time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 47266 Benicia Street, Fremont, California 94538 (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment by cash, cashier's check or wire transfer of immediately available funds of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof, such exercise to be conditioned upon the accuracy of all representations and warranties contained in such Form of Subscription. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. "Commencement Date" means the date which is six (6) months after the date of issuance of this Warrant and "Expiration Date" means the earlier of (i) five (5) years from the date hereof, (ii) the occurrence of an event, proposal of which is described in subsection (d) of Section 3.4 which causes termination of this Warrant under Section 3.4. or (iii) on the date specified in the Notice of Redemption (as defined below) pursuant to Section 7. This Warrant is issued pursuant to the Subscription Agreement between the Company and Holder dated as of the date hereof (the "Subscription Agreement").

________________________________________
1 Insert a number of shares equal to 15% of the number of Common Stock purchased under the Subscription Agreement.

This Warrant is subject to the following terms and conditions:

1.             Exercise of Warrant

1.1             Issuance of Certificates. This Warrant is exercisable at the option of Holder at any time or from time to time on or after the Commencement Date and prior to or on the Expiration Date for all or a portion of the shares of Warrant Shares which may be purchased hereunder but if this Warrant is to be exercised only in part, not for less than the greater of (a) twenty-five (25%) of the number of Warrant Shares which may initially be purchased hereunder or (b) one thousand (1,000) Warrant Shares (in either case as adjusted for any stock dividend, split, combination, recapitalization or the like with respect to such shares). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the Warrant Shares so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company's transfer agent at the Company's expense within a reasonable time after this Warrant has been exercised. Each stock certificate so delivered shall be in such denominations of Warrant Shares as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder, subject to the limitations contained in Section 2. If, upon exercise of this Warrant, fewer than all of the Warrant Shares evidenced by this Warrant are purchased prior to the date of expiration of this Warrant, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of Warrant Shares not purchased upon exercise of this Warrant.

1.2             Payment. Payment of the Stock Purchase Price shall be made by surrender to the Company of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and payment by cash, cashier's check or wire transfer of immediately available funds and specifying the number of Warrant Shares to be purchased, during normal business hours on any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of California.

2.             Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will use its best efforts to at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of this Warrant, a sufficient number of shares of authorized but unissued Common Stock. When and as required to provide for the exercise of the rights represented by this Warrant, the Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Common Stock may be listed.

3.            Adjustment of Stock Purchase Price; Number of Shares. The Stock Purchase

Price and the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

3.1            Adjustment of Purchase Price. In the event that the Company at any time or from time to time after the issuance of this Warrant shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Stock Purchase Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock. Upon each adjustment of the Stock Purchase Price pursuant to this Section 3.1, the holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

3.2            Adjustments for Reclassification and Reorganization. If the Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 3.1), the Stock Purchase Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that this Warrant shall represent the right to purchase, in lieu of the number of shares of Common Stock which this Warrant would otherwise represent the right to purchase, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock which this Warrant would have otherwise entitled the holder to purchase immediately before that change.

3.3            Notice of Adjustment. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, the Company shall within five business days give written notice thereof, by first class mail, postage prepaid, (or by international delivery service, for international addresses) addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

3.4             Certain Termination Events; Other Notices. If at any time the Company shall propose to:

(a) declare any cash dividend upon its Common Stock;

(b) declare or make any dividend or other distribution to the holders of its Common Stock, whether in cash, property or other securities;

(c) effect any reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into another corporation or any sale, lease or conveyance of all or substantially all of the property of the Company; or

(d) effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, or international delivery service for international deliveries, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least fifteen (15) business days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding up, at least fifteen (15) business days' written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend or distribution, the record date for such dividend or distribution, if after the Commencement Date. Any notice given in accordance with clause (ii) above shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation/merger, sale, lease, conveyance, dissolution, liquidation or winding up, as the case may be and in connection with the occurrence of an event described in clause (d) above such notice shall specify the anticipated net equity value that will accrue to Common Stock holders so that the Holder can make an informed decision whether or not to exercise this Warrant. In the event that the Holder of the Warrant does not exercise this Warrant prior to the occurrence of an event described in clause (a) or (b) above, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Common Stock in such event. Upon the occurrence of an event described in clause (c) in which the holders of the Company's voting securities of the Company immediately prior to the event do not hold at least fifty percent (50%) of the voting securities of the Company or the surviving entity (in a sale of assets, the Company shall be the surviving entity) resulting from such event immediately after such event, this Warrant shall terminate unless the Company has negotiated (which it is under no obligation to do) for the assumption of this Warrant. Upon the occurrence of an event described in clause (c) and, subject to the immediately preceding sentence, the Holder shall be entitled thereafter, upon payment of the Stock Purchase Price in effect immediately prior to such action, to receive upon exercise of this Warrant the class and number of shares which the Holder would have been entitled to receive after the occurrence of such event had this Warrant been exercised immediately prior to such event. In connection with the transactions described in clause (c) and provided that this Warrant does not terminate as provided in the second sentence immediately preceding this sentence, the Company will require each person (other than the Company) that may be required to deliver any cash, stock, securities or other property upon the exercise of this Warrant as provided herein to assume, by written instrument delivered to the Holder of this Warrant (x) the obligations of the Company under this Warrant and (y) the obligation to deliver to such Holder such cash, stock, securities or other property as such Holder may be entitled to receive in accordance with the provisions of this Section 3. Upon the occurrence of an event the proposal of which is described in clause (d), this Warrant shall terminate. Notwithstanding any other provision hereof, no Holder shall have the right to obtain an injunction or restraining order or otherwise interfere with or prevent the occurrence of any of the actions described in (a) - (d) above.

3.5            Adjustment of Number of Warrant Shares. The number of Warrant Shares purchasable hereunder shall be reduced on a one-for-one basis by the number of shares of Common Stock (or Common Stock equivalents) sold directly or indirectly, including, without limitation, any short sale, third party short sales or holdings of a "put equivalent position" (as defined in Rule 16a-1 of the 1934 Act), of the Company's Common Stock by the Holder from the date hereof until the Commencement Date. Prior to or simultaneously with the first exercise of this Warrant by the Holder (or the transfer of this Warrant), the Holder shall provide the Company with an affidavit and other reasonable supporting materials as to the foregoing.

4.             Issue Tax. The issuance of certificates for the Warrant Shares upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

5.             No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment to the Stock Purchase Price pursuant to Section 3.1 in the event of a dividend on the Common Stock payable in shares of Common Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

6.            Restrictions on Transferability of Securities: Compliance with Securities Act.

6.1            Restrictions on Transferability. The Warrant and the Warrant Shares (collectively, the "Securities") shall not be transferable except upon the conditions specified in the Subscription Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act and applicable "blue sky" law.

6.2            Restrictive Legend. Each certificate representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of the Subscription Agreement) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDERS) IS BOUND BY THE TERMS OF A SUBSCRIPTION AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

6.3            Exchange of Warrant. Subject to the terms and conditions hereof, including the restrictions on transfer in this Section 6 and in the Subscription Agreement, upon surrender of this Warrant to the Company with a duly executed Assignment Foriii in the form attached hereto and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants of like tenor in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled; provided, however, that if the transfer is for less than all of this Warrant, the transferor shall pay all reasonable costs of the Company in connection with a transfer of Warrants to purchase less than the greater of (a) twenty-five percent (25%) of the Warrant Shares which may initially be purchased hereunder or (b) one thousand (1,000) Warrant Shares (in either case as adjusted for any stock dividend, split, combination, recapitalization or the like with respect to such shares). The term "Warrant" as used herein shall be deemed to include any Warrants issued in exchange for this Warrant.

6.4            Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in Section 6.3.

7.             Forced Exercise by the Company. At the option of the Company, the Company may force the Holder to exercise the Warrant at a price per share equal to $0.65, provided that (i) the average closing bid price of the Company's Common Stock as reported by the National Association of Securities Dealers Automated Quotation or the OTC Bulletin board shall have been equal to or greater than $1.00 for a period of fifteen (15) consecutive trading days ending on the date preceding the date on which the Holder receives a notice from the Company in which it announces its intention to force the exercise of the Warrants and (ii) a registration statement is in effect with respect to the Warrant Shares. Upon Holder receipt of said notice, the Holder shall have fifteen (15) Trading Days [This term is not defined] to submit to the Company a completed Form of Subscription, together with a check for full payment in accordance with the provisions of this Warrant. If the Company does not receive payment within said time period, this Warrant shall expire immediately and the Holder shall have no further rights hereunder.

8.             Modification and Waiver. Except as otherwise provided herein, this Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

9.             Notices. Except as otherwise provided herein, any notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon electronic confirmation of successful facsimile transmission, (c) three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, or (d) one (1) business day after timely delivery to an overnight air courier for next business day delivery, in each case addressed (i) if to the Subscriber, at the address set forth on the signature to the Subscription Agreement or at such other address as the Subscriber shall have furnished the Company in writing, or (ii) if to the Company, at its address set forth in the Subscription Agreement, or at such other address as the Company shall have furnished to the Subscriber in writing.

10.             Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California
(without regard to its conflicts of law provisions). The Holder hereby irrevocably submits to the jurisdiction of any State or United States Federal court sitting in the Alameda or San Francisco counties in the State of California over any action or proceeding arising out of or relating to this Warrant or any agreement contemplated hereby, and the Holder irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. The Holder further waives any objection to venue in such State and any objection to an action or proceeding in such State based on non-convenient forum. The Holder further agrees that any action or proceeding brought against the Company shall be brought in the State or United States Federal courts sitting in Alameda or San Francisco counties in the State of California. The Holder agrees to waive its rights to a jury trial or any claim for cause of action based upon or arising out of this Warrant or any document or agreement contemplated hereby.

11.             Lost Warrants or Stock Certificates. The Company represents and warrants to Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

12.            Amendment. This Warrant is one of a series of warrants (the "Warrant Series") to purchase in the aggregate up to three million six hundred thousand (3,600,000) shares of the Company's Common Stock. This Warrant may be amended only with the written approval of the Company and (i) the Holder of this Warrant or (ii) the holders of warrants representing a majority of the Warrant Shares; provided, however, that any amendment affected pursuant to (ii) above shall be made in the same manner to all warrants in the Warrant Series.

13.            Binding Effect; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

14.            Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the market price of the Common Stock on such exercise date, which shall be, on such date, the closing price for the Common Stock or the closing bid if no sales were reported, as quoted on the exchange or market that is the primary trading market for the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers, thereunto duly authorized thisday of, 2008.

CARDIMA, INC., a Delaware corporation

By:	/s/
Name
Title

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: Cardima, Inc.

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise such Warrant for, and to purchase thereunder, _________________ (______) shares of common                                                                                                                                      Stock of [__________] Inc. (the "Company"), and herewith makes payment in the amount of therefor. The certificates for such shares should be issued in the name of, and delivered to, ______________  whose address ______________________________________________________________.

The undersigned represents, unless the exercise of this Warrant has been registered under the Securities Act of 1933, as amended (the "Securities Act"), that (i) the undersigned is acquiring such Common Stock for his or its own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to a registration statement under the Securities Act), (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investment in the shares of Common Stock, (iii) the undersigned has received all of the information the undersigned requested from the Company and the undersigned considers necessary or appropriate for deciding whether to purchase the shares, (iv) the undersigned has the ability to bear the economic risks of the undersigned's prospective investment and (v) the undersigned is able, without materially impairing his financial condition, to hold the shares of Common Stock for an indefinite period of time and to suffer complete loss on the undersigned's investment.

The undersigned is an "accredited investor" as defined in Regulation D of the Securities and Exchange Commission on the date hereof.

DATED:  ________________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

(Address)

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

ASSIGNMENT FORM

(To be executed only upon transfer of this Warrant)

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ______________________ (the "Assignee") the right represented by such  Warrant to purchase ___________ Warrant Shares and all other rights of the Holder with respect thereto under the within Warrant, and appoints  as Attorney to make such transfer on the books of Cardima, Inc. maintained for such purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated: _________________________.

[MEDALLION GUARANT]

(Signature)

(Print Name)

(Street Address)

(City) (State) (Zip Code)

EXHIBIT B

CONFIDENTIAL PURCHASER QUESTIONNAIRE

CONFIDENTIAL PURCHASER QUESTIONNAIRE

THIS QUESTIONNAIRE WILL BE USED IN CONNECTION WITH VARIOUS INVESTMENTS MADE BY THE UNDERSIGNED FROM TIME TO TIME, WHICH SUCH INVESTMENTS SHALL BE BROUGHT TO THE UNDERSIGNED BY, AND MADE THROUGH, SMH CAPITAL

THE COMPANY SHALL HAVE THE RIGHT TO FULLY RELY ON THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN UNTIL SUCH TIME AS THE UNDERSIGNED HAS FURNISHED AN AMENDED CONFIDENTIAL PURCHASER QUESTIONNAIRE.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED TO SMH CAPITAL

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY IN WHICH YOU ARE INVESTING AND ITS CONTROLLING PERSONS.

(1) The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which any issuer of securities deems necessary in order to verify the answers set forth below.

Category A ✓
The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ✓
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C __	The undersigned is a director or executive officer of the company which is issuing and selling the Securities.

Category D __	The undersigned is (i) a bank, as defined in Section 3(a)(2) of the

Securities Act of 1933, as amended (the "Act"); (ii) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; (iii) an insurance company as defined in Section 2(13) of the Act; (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; (v) a Small Business Investment Company (SBIC) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

Category E __
The undersigned is an (i) employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, (ii) an employee benefit plan with total assets in excess of $5,000,000, or (iii) a self-directed employee benefit plan (including a self-directed individual retirement account or IRA, Keough or SEP plan) with investment decisions made solely by persons that are accredited investors (describe entity).

Category F __	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

Category G __
The undersigned is either a corporation, limited liability company, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category H The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a "sophisticated investor" as defined in Regulation 506(b)(2)(ii) under the Act. (must also answer Question 5 below).

Category I __	The undersigned is an entity (other than a trust) in which all of the equity owners are "accredited investors" within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Purchaser Questionnaire. (describe entity below)

The undersigned agrees that the undersigned will notify SMH Capital at any time in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

(2)    Suitability (please answer each question)

(a)
For an individual, please describe your current employment, including the company by which you are employed and its principal business:

Retired capital gains interact income, dividends, currency trading, etc.

(b)	For an individual, please describe any college or graduate degrees held by you: DBS College

(c)	For all subscribers, please list types) of prior investments: Share, bonds, funds, currency, commodities, etc.

(d)	For all subscribers, please state whether you have you participated in other private placements before:

YES __✓_____         NO  __________

(e)	If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies

Frequently
Occasionally	✓
Never

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES _______         NO  ____✓______

(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES _______         NO  __________

(h)
For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES _______         NO  ____✓______

(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?

YES ___✓____         NO  _________

(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES ___✓____         NO  _________

(3)	Manner in which title is to be held: (circle one)

(a)	Individual Ownership

(b)	Community Property

(c)	Joint Tenant with Right of Survivorship (both parties must sign) Partnership

(d)	Tenants in Common

(e)	Limited Liability Company

(f)	Corporation

(g)	Trust

(h)	Other

(4)	NASD Affiliation. Are you affiliated or associated with an NASD member firm (please check one):

YES ___✓____         NO  _________

If Yes, please describe:

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

*If subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by the NASD Conduct Rules.

______________________________________________________________________
Name of NASD Member Firm

By:____________________________________________________________________

_______________________________________________________________________
Authorized Officer

Date:___________________________________________________________________

(5) For Trust Subscribers

A. Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to hold securities in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

Yes ❑ No ❑

B. If the trust is a revocable trust, please complete Question 1 below. If the trust is an irrevocable trust, please complete Question 2 below.

1.
REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors:

Yes ❒    No ❒

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name: ____________________

Net worth of grantor (including spouse, if applicable), including home, home furnishings and automobiles exceeds $1,000,000?

Yes ❑ No ❑

OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for the prior two taxable years and is reasonably expected to be in excess of $200,000 for the current taxable year?

Yes ❑ No ❑

OR

Income (including income attributable to spouse) was in excess of $300,000 for the prior two taxable years and is reasonably expected to be in excess of $300,000 for the current taxable year?

Yes ❑    No ❑

2.	IRREVOCABLE TRUSTS If the trust is an irrevocable trust, please answer the following questions: Please provide the name of each trustee:

Trustee Name:   _______________________________

Trustee Name:   _______________________________

Does the trust have assets greater than $5 million?

Yes ❑ No ❑

Indicate how often you invest in:

Marketable Securities

Often ❑	Occasionally ❑	Seldom ❑	Never ❑

Restricted Securities

Often ❑	Occasionally ❑	Seldom ❑	Never ❑

Venture Capital Companies

Often ❑	Occasionally ❑	Seldom ❑	Never ❑

This completes the questions applicable to Trust Investors. Please sign below.

The undersigned has been informed of the significance of the foregoing representations and answers contained in this Confidential Purchaser Questionnaire and such representations and answers have been provided with the understanding that all companies in which you are purchasing securities through the placement agent, will rely on them.

Individual

Date: __________________	Peter Yuan
Name of Individual
(Please type or print)

/s/ Peter Yuan
Signature of Individual

Name of Joint Owner
(Please type or print)

Signature (Joint Owner)

Partnership, Corporation or Other Entity

Date: __________________
Print or Type Entity Name

By:
Name:
Title:

Signature (other authorized signatory, if any)